Execution Version

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 7, 2025, is made among THE DAYTON POWER AND LIGHT COMPANY, an Ohio corporation (d/b/a AES Ohio) (the “Borrower”), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.
RECITALS:

A.    The Borrower, the Administrative Agent and the certain of Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of December 22, 2022 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility in an aggregate principal amount not to exceed $250,000,000.
B.    Pursuant to Section 11.1 of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to amend the definition of “Change of Control” to accommodate the sale of an indirect equity interest in the Borrower to Caisse de dépôt et placement du Québec or certain of its Affiliates (such transaction, the “CDPQ Sale”).
C.    The Borrower, the Administrative Agent and each Lender signatory hereto, which collectively constitute the Required Lenders as of the date hereof, have agreed to so amend the Credit Agreement.
In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Change of Control” in its entirety as set forth below:
(a)“Change of Control shall mean:

2.(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than AES (directly or indirectly) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);
3.(b)    during any period of 12 consecutive months, a majority of the members (excluding vacancies) of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
4.(c)    the Parent shall cease to own (directly or indirectly) 69 % of the outstanding shares of all classes of stock of the Borrower ordinarily having the right to vote at an election of directors.”
1.Effectiveness; Conditions Precedent. This Amendment, and the amendments contained herein, shall not be effective until the satisfaction of each of the following conditions precedent (the date the following conditions precedent are satisfied being referred to as the “Amendment Effective Date”):
(a)The Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent of which (unless otherwise specified) shall be original copies or telecopies promptly followed by original copies of this Amendment and any other Loan Documents executed and delivered in connection with this Amendment signed by an Authorized Officer in a sufficient number of counterparts for delivery to each Lender and the Administrative Agent, and this Amendment signed by the Administrative Agent and Lenders that collectively constitute the Required Lenders as of the date hereof.
(b)The Borrower shall have paid all fees and expenses payable on or before the Amendment Effective Date as required by any Loan Document.
(c)Without limiting the generality of the provisions of Section 10.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

2.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:
(a)The representations and warranties of the Borrower are true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Effect, in which event they are true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in Section 6.5 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.1 of the Credit Agreement;
(b)No Event of Default or Potential Default has occurred and is continuing or would result after giving effect to this Amendment;
(c)This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;
(d)The Borrower is in compliance with each of the covenants and conditions set forth in the Credit Agreement; and
(e)All material consents, licenses and approvals required for the execution, delivery and performance by the Borrower of this Amendment and the other Loan Documents and the enforceability of this Amendment and the other Loan Documents against the Borrower are in full force and effect and none other is so required or necessary, and there exists no legal or regulatory prohibitions or restrictions to this Amendment or the other transactions contemplated herein.
3.Post-Closing Items. Within thirty (30) days after the consummation of the CDPQ Sale, the Borrower shall deliver to Administrative Agent evidence that the CDPQ Sale has occurred.
4.Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.1 of the Credit Agreement.
5.Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. The parties hereto acknowledge and agree that the amendments contained herein do not constitute a novation of the Credit Agreement, the other Loan Documents or the Indebtedness described therein and shall not affect, diminish or abrogate any Borrower’s liability under the Credit Agreement or any other Loan Document.

6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (i.e., in “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.Governing Law; Jurisdiction, Etc. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, AND SHALL BE FURTHER SUBJECT TO THE PROVISIONS OF SECTION 11.11 OF THE CREDIT AGREEMENT.
8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.Ratification and Confirmation of Loan Documents. Borrower hereby consents to, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents (including, without limitation, the continuation of Borrower’s payment and performance obligations thereunder) and the enforceability of each Loan Document against Borrower in accordance with its terms, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby.
10.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement.
11.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.8 of the Credit Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

THE DAYTON POWER & LIGHT COMPANY

By:
Name: Dustin Illyes
Title: Treasurer

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, a Lender and an Issuing Lender

By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY

U.S. BANK NATIONAL ASSOCIATION., as an Issuing Lender and a Lender

By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY

MORGAN STANLEY BANK, N.A., as a Lender
By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY

THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY

M&T BANK, as a Lender
By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY

OLD NATIONAL BANK, as a Lender
By:
Name:
Title:

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
THE DAYTON POWER & LIGHT COMPANY